CAPITAL MANAGEMENT (Details) - CNY (¥) ¥ in Thousands	Dec. 31, 2019	Dec. 31, 2018	Dec. 31, 2017	Dec. 31, 2016
CAPITAL MANAGEMENT
Interest-bearing bank borrowings	¥ 0	¥ 0
Amounts owed to related parties	36,217
Total debt	36,217	36,203
Less: Cash and cash equivalents (excluding restricted bank balances)	(8,212)	(9,016)	¥ (2,328)	¥ (110)
Net debts	28,005	27,187
Equity attributable to shareholders of the Company	¥ 272,496	¥ 275,712
Gearing ratio	10.30%	9.90%